UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-0234

Seligman Common Stock Fund, Inc.
(Exact name of Registrant as specified in charter)

100 Park Avenue
New York, New York 10017
(Address of principal executive offices) (Zip code)

Lawrence P. Vogel
100 Park Avenue
New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 850-1864

Date of fiscal year end:         12/31

Date of reporting period:      12/31/06

ITEM 1.      REPORTS TO STOCKHOLDERS.

    Seligman
      Common Stock Fund, Inc.

Annual Report
December 31, 2006

Seeking Total Return

Through a Combination

of Capital Appreciation

and Current Income

J. & W. SELIGMAN & CO.
INCORPORATED
ESTABLISHED 1864
100 Park Avenue, New York, NY 10017

Experience

Seligman has been in business for more than 140 years, at times playing a central role in the financial development of the country and its markets. Over that time, the firm has managed clients’ wealth through dramatic market changes and has remained a consistent, reliable presence on Wall Street. Today, Seligman is drawing on its long history and long-term perspective as we focus on the future and on developing investment solutions that help clients arrive at their goals.

Insight

Asset management is driven by insight — into the direction of the economy, how companies will perform, how markets will behave, and how investors will respond. Portfolio managers at the firm have been in the investment business, on average, for more than 20 years. Over that time, they have refined their ability to assess a company’s prospects, management, and products, while also weighing the impact of economic and market cycles, new trends, and developing technologies.

Solutions

Seligman’s commitment to the development of innovative investment products — including the nation’s first growth mutual fund, pioneering single-state municipal funds, and one of the country’s premier technology funds — defines our past and informs our future. Our ongoing research into the nature of investment risk — begun in the early 1990s — has resulted in the Seligman Time Horizon Matrix® asset allocation strategy that redefines the relationship between risk and reward over time. The strategy offers investors a variety of investment solutions for goals ranging from college savings to retirement planning. Whether you select Seligman for one investment product, or as a comprehensive asset manager, we believe we can help you reach your goals.

Table of Contents

To The Shareholders	1

Interview With Your
Portfolio Manager	2

Performance Overview	5

Portfolio Overview	8

Understanding and
Comparing Your
Fund’s Expenses	11

Portfolio of Investments	12

Statement of
Assets and Liabilities	19

Statement of
Operations	20

Statements of
Changes in Net Assets	21

Notes to Financial
Statements	22

Financial Highlights	30

Report of Independent
Registered Public
Accounting Firm	36

Matters Relating to the
Directors’ Consideration
of the Continuance of the
Management Agreement	37

Directors and Officers	41

Required Federal
Income Tax Information	45

Additional Fund
Information	45

To The Shareholders

We are pleased to present your annual shareholder report for Seligman Common Stock Fund, Inc. The report contains an interview with your portfolio manager, investment results, a portfolio of investments, and the Fund’s financial statements.

For the year ended December 31, 2006, Seligman Common Stock Fund delivered a total return of 16.2% based on the net asset value of Class A shares. The Fund’s peers, measured by the Lipper Large-Cap Core Funds Average, returned 13.5%, and the Fund’s benchmark, the S&P 500 Index, returned 15.8% for the same period.

Thank you for your continued support of Seligman Common Stock Fund. We look forward to providing you with the investment experience, insight, and solutions you need to help you seek your financial goals for many years to come.

By order of the Board of Directors,

William C. Morris
Chairman

Brian T. Zino
President

February 23, 2007

Manager	Shareholder Service Agent	Important Telephone Numbers
J. & W. Seligman & Co. Incorporated	Seligman Data Corp.	(800) 221-2450	Shareholder Services
100 Park Avenue	100 Park Avenue	(800) 445-1777	Retirement Plan
New York, NY 10017	New York, NY 10017		Services
		(212) 682-7600	Outside the
General Distributor	Mail Inquiries To:		United States
Seligman Advisors, Inc.	P.O. Box 9759	(800) 622-4597	24-Hour Automated
100 Park Avenue	Providence, RI 02940-9759		Telephone Access
New York, NY 10017			Service
Independent Registered
General Counsel	Public Accounting Firm
Sullivan & Cromwell LLP	Deloitte & Touche LLP

Interview With Your Portfolio Manager
John B. Cunningham

Q:	How did Seligman Common Stock Fund perform for the year ended December 31, 2006?

A:

For the year ended December 31, 2006, Seligman Common Stock Fund delivered a total return of 16.2% based on the net asset value of Class A shares. The Fund’s peers, measured by the Lipper Large-Cap Core Funds Average returned 13.5%, and the Fund’s benchmark, the S&P 500 Index, returned 15.8% for the same period.

Q:	What market conditions and economic factors materially affected the Fund’s performance during the year?

A:

Despite some ups and downs, the market has been relatively strong overall. The year began on a strong note with the market delivering solid gains through mid-May and several of the major indices hitting five-year highs. Concerns over slowing economic growth, consumer spending, and the housing market, coupled with inflationary fears and uncertainty over further Fed action, led to a change in investors’ risk tolerance, and we saw a bout of profit taking. Oil prices hit an all-time high in mid-July as Middle East tensions flared over Lebanon’s attack on Israel and Iran’s potential nuclear ambitions, further fueling the summer sell-off.

August, however, brought a sharp retreat in oil prices as a UN-sanctioned cease-fire between Lebanon and Israel and a slowing US economy relieved some of the upward price pressure. We also saw a decrease in longer-term interest rates as the 10-year US Treasury Bond rate declined considerably over a relatively short period of time. Inflation remained in check, and the Fed’s pause in raising the federal funds rate in August and at subsequent Federal Open Market Committee meetings signaled to investors that it might be finished with its interest rate raising campaign, at least for the time being.

With a favorable backdrop of lower oil prices and longer-term interest rates, we saw a renewal of investor interest, and the market began to trade up from the year’s low. Stocks continued to rally through the end of the fourth quarter, led in particular by growth stocks and technology stocks. We continued to see strong corporate profits announcements, though decelerating slightly from previous record levels. Mergers and acquisitions (M&A) activity continued to accelerate with the total value of deals completed in 2006 setting a record annual high at $4 trillion.

Q:	What investment strategies and techniques materially affected the Fund’s performance during the period?

A:

There were no major changes made to our investment strategy during the year. The portfolio, however, began to reap rewards from changes that had already been implemented. We think we were well positioned, as far as sector allocation, and our stock selection really began to pay off.

The Fund’s largest sector allocation during the period was Information Technology, an overweight position relative to the benchmark S&P 500 Index. On the whole, the sector was one of the poorest performing sectors in the benchmark for the period; however, as the market began to rebound following the Federal Reserve’s pause in August, technology stocks took off and led the benchmark from August through year-end. Stock selection led to the Fund’s relative outperformance within the sector, in particular software company Mercury Interactive,

Interview With Your Portfolio Manager
John B. Cunningham

which was acquired during the period at an attractive premium, and Cisco Systems. A communications equipment company, Cisco began the year at a fairly low stock price. We added to the position and the stock soared in the second half, ending the year with a return in excess of 60%. Stock selection in Information Technology wasn’t without its disappointments as Cogent and Intel ended the period among the top performance detractors. A biometric company specializing in fingerprint technology, Cogent’s stock price suffered following a number of earnings disappointments. Intel’s stock lagged as it struggled in a price war with competitors.

The largest area of contribution came from the Consumer Staples sector. The sector delivered moderate returns for the benchmark, and though relatively underweight, the Fund garnered returns more than double that of the benchmark due to strong stock selection. Altria Group in particular benefited investment results as an improving litigation environment and investor enthusiasm regarding the potential spin-off of Kraft Foods and subsequent restructuring drove stock performance higher.

The Fund received a sizable contribution from the Energy sector. Despite the fall-off in energy prices during the second half of the year, Exxon Mobil had a strong year as tremendous cash flows and generous stock repurchases enabled the stock to maintain its upward momentum. The energy giant was a top ten holding in the Fund’s portfolio for much of the year and was the largest single contributor to investment results for the year.

Telecomm Services, Financials, and Consumer Discretionary also contributed to the Fund’s investment results. While the Fund underperformed the benchmark slightly in the Financials and Telecomm Services sectors, it outperformed significantly in Consumer Discretionary, and all three sectors delivered solid returns for the year for the Fund as well as the benchmark.

The largest area of detraction was Materials, the smallest weighting in the benchmark. The sector delivered positively for the benchmark, but stock selection, in particular Smurfit-Stone, led the Fund’s investment results into negative territory within the sector. The containerboard company has undergone a change in management and has been restructuring to cut costs and strengthen capacity. The stock disappointed in 2006, but we continue to believe it has attractive potential.

A TEAM APPROACH
Seligman Common Stock Fund is managed by the Seligman Core Investment Team, headed by Jack Cunningham. Mr. Cunningham is assisted by Christopher Boova, Francis Fay (Trader), Christopher Kagaoan, Edward Mehalick, and Brian Turner. The Team is responsible for identifying companies in specific industry groups that offer the greatest total return potential, consistent with the Fund’s objective.

Interview With Your Portfolio Manager
John B. Cunningham

Health Care was another area that detracted from the Fund’s investment results. The sector was the bottom-performing area of the benchmark, and while the portfolio was overweight, relative to the benchmark, and outperformed the benchmark, Boston Scientific’s disappointing performance in 2006 negatively impacted Fund performance. The price of this medical devices company that specializes in stents suffered downward pressure following its acquisition of Guidant earlier this year. We believe however that its valuation remains attractive and that the company is positioned well for the coming year.

____________________________
The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

Performance Overview

This section of the report is intended to help you understand the performance of Seligman Common Stock Fund and to provide a summary of the Fund’s portfolio characteristics.

Performance data quoted in this report represents past performance and does not guarantee or indicate future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the Fund as of the most recent month end will be available at www.seligman.com1 by the seventh business day following that month end. Calculations assume reinvestment of distributions, if any. Performance data quoted does not reflect the deduction of taxes that an investor may pay on distributions or the redemption of shares.

Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge (“CDSC”), charged on redemptions made within one year of purchase, declining to 1% in the sixth year and 0% thereafter. The ten-year return for Class B shares reflects automatic conversion to Class A shares approximately eight years after their date of purchase. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC that is charged on redemptions made within 18 months of purchase. Returns for Class D and Class R shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of purchase. Class I shares have no sales charges, and returns are calculated accordingly.

The chart on page 6 compares a $10,000 hypothetical investment made in Class A shares, with and without the initial 4.75% maximum sales charge; Class B shares, without the 5% CDSC and converted to Class A shares; and Class D shares, without the 1% CDSC, with a $10,000 investment made in the S&P 500 Index, for the 10-year period ended December 31, 2006. The performance of Class C, Class I and Class R shares, which commenced on later dates, and of Class A, Class B and Class D shares for other periods, with and without applicable sales charges and CDSCs, is not shown in this chart but is included in the total returns table. The performance of Class C, Class I, and Class R will differ from the performance shown for Class A, Class B and Class D, based on the differences in sales charges and fees paid by shareholders. The S&P 500 Index excludes the effect of taxes, fees and sales charges.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

________

1

The website reference is an inactive textual reference and information contained in or otherwise accessible through the website does not form a part of this report or the Fund’s prospectuses or statement of additional information.

Performance Overview

Investment Results
Total Returns
For Periods Ended December 31, 2006
		Average Annual
					Class C	Class I	Class R
					Since	Since	Since
	Six	One	Five	Ten	Inception	Inception	Inception
	Months*	Year	Years	Years	5/27/99	11/30/01	4/30/03
Class A
With Sales Charge	9.65%	10.72%	2.66%	3.11%	n/a	n/a	n/a
Without Sales Charge	15.14	16.23	3.67	3.61	n/a	n/a	n/a
Class B
With CDSC†	9.68	10.38	2.53	n/a	n/a	n/a	n/a
Without CDSC	14.68	15.38	2.88	2.99 ‡	n/a	n/a	n/a
Class C
With Sales Charge and CDSC††	12.49	13.18	2.67	n/a	(1.45)%	n/a	n/a
Without Sales Charge and CDSC	14.67	15.37	2.88	n/a	(1.32)	n/a	n/a
Class D
With 1% CDSC	13.68	14.38	n/a	n/a	n/a	n/a	n/a
Without CDSC	14.68	15.38	2.87	2.82	n/a	n/a	n/a
Class I	15.45	16.74	4.10	n/a	n/a	4.07%	n/a
Class R
With 1% CDSC	14.01	14.99	n/a	n/a	n/a	n/a	n/a
Without CDSC	15.01	15.99	n/a	n/a	n/a	n/a	13.17%
Benchmarks**
S&P 500 Index	12.73	15.78	6.18	8.41	2.96	6.25	14.66
Lipper Large-Cap Core
Funds Average	11.68	13.53	4.83	6.87	2.44	4.92	13.08

____________
See footnotes on page 7.

Performance Overview

Net Asset Value Per Share

	Class A	Class B	Class C	Class D	Class I	Class R
12/31/06	$13.08	$12.79	$12.80	$12.79	$13.16	$13.09
6/30/06	11.78	11.50	11.51	11.50	11.84	11.77
12/31/05	11.67	11.43	11.44	11.43	11.71	11.67

________

*	Returns for periods of less than one year are not annualized.
**

The Lipper Large-Cap Core Funds Average (“Lipper Average”) and the Standard & Poor’s 500 Composite Index (“S&P 500 Index”) are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and sales charges. The S&P 500 Index also excludes the effect of fees. The Lipper Average measures the performance of funds, that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index. The S&P 500 Index measures the performance of 500 of the largest US companies based on market capitalizations. Investors cannot invest directly in an average or index.

†	The CDSC is 5% if you sell your shares within one year of purchase and 2% for the five-year period.
††	The CDSC is 1% if you sell your shares within 18 months of purchase.
‡	The ten-year return for Class B shares reflects automatic conversion to Class A shares approximately eight years after their date of purchase.

Portfolio Overview

Diversification of Net Assets
December 31, 2006
				Percent of Net Assets
				December 31,
	Issues	Cost	Value	2006	2005
Common Stocks and Warrants:
Aerospace and Defense	3	$6,575,805	$8,048,734	3.2	1.5
Air Freight and Logistics	1	1,412,693	1,498,956	0.6	0.4
Beverages	2	2,971,907	3,135,742	1.2	2.0
Biotechnology	3	6,891,508	7,283,217	2.9	1.8
Building Products	—	—	—	—	0.4
Capital Markets	4	5,357,657	6,726,668	2.7	2.6
Chemicals	1	1,788,322	2,157,853	0.9	2.5
Commercial Banks	2	8,197,578	8,692,674	3.5	3.5
Commercial Services and Supplies	1	1,723,798	1,915,717	0.8	1.8
Communications Equipment	8	15,608,737	15,991,976	6.4	5.9
Computers and Peripherals	5	8,126,654	8,722,727	3.5	3.9
Consumer Finance	1	5,777,076	5,624,530	2.2	—
Containers and Packaging	1	2,705,932	2,367,552	0.9	1.2
Diversified Consumer Services	—	—	—	—	0.5
Diversified Financial Services	3	12,440,166	14,341,045	5.7	5.3
Diversified Telecommunication Services	3	4,714,832	5,325,994	2.1	2.5
Energy Equipment and Services	3	3,778,020	3,815,022	1.5	—
Food and Staples Retailing	4	9,299,819	10,371,147	4.1	3.7
Food Products	—	—	—	—	0.4
Health Care Equipment and Supplies	2	5,585,794	4,662,085	1.9	1.3
Health Care Providers and Services	3	8,663,515	9,218,249	3.7	1.3
Hotels, Restaurants and Leisure	—	—	—	—	1.1
Household Products	—	—	—	—	0.5
Independent Power Producers
and Energy Traders	1	1,690,887	1,593,774	0.6	—
Industrial Conglomerates	2	9,740,356	11,236,303	4.5	5.1
Insurance	2	5,759,254	6,790,002	2.7	3.2
Internet Software and Services	3	3,900,035	4,123,016	1.6	1.5
IT Services	2	2,184,753	2,450,830	1.0	—
Machinery	1	1,762,319	1,711,107	0.7	1.5
Media	2	3,589,959	4,714,860	1.9	5.2
Metals and Mining	2	3,309,288	3,210,114	1.3	0.6
Multi-Utilities	—	—	—	—	0.4
Multiline Retail	1	1,996,419	1,766,600	0.7	1.6
Oil, Gas and Consumable Fuels	5	16,031,308	20,289,438	8.1	4.8

(Continued on page 9)

Portfolio Overview

Diversification of Net Assets (continued)
December 31, 2006
				Percent of Net Assets
				December 31,
	Issues	Cost	Value	2006	2005
Common Stocks and
Warrants: (continued)
Personal Products	—	$—	$—	—	0.4
Pharmaceuticals	3	7,632,560	8,224,212	3.3	10.2
Road and Rail	1	2,185,419	2,274,413	0.9	—
Semiconductors and
Semiconductor Equipment	2	2,436,683	2,193,572	0.9	2.2
Software	2	4,822,983	5,771,238	2.3	6.0
Specialty Retail	4	8,941,669	9,290,691	3.7	1.9
Thrifts and Mortgage Finance	1	2,455,972	2,615,675	1.0	1.3
Tobacco	1	6,144,862	8,607,746	3.4	3.2
Wireless Telecommunication Services	1	3,228,274	2,910,949	1.2	2.5
Total Common Stocks and Warrants	86	199,432,813	219,674,428	87.6	95.7
Options Purchased	29	8,154,159	8,283,605	3.3	1.9
US Government and
Government Agency Securities	—	—	—	—	0.3
Short-Term Holdings and
Other Assets Less Liabilities	9	22,165,851	22,743,172	9.1	2.1
Net Assets	124	$229,752,823	$250,701,205	100.0	100.0

Largest Industries
December 31, 2006

Portfolio Overview

Largest Portfolio Holdings†
December 31, 2006
Security	Value	Percent of Net Assets
Altria Group	$8,607,746	3.4
General Electric	8,212,619	3.3
Exxon Mobil	6,738,076	2.7
Wachovia	6,517,358	2.6
Capital One Financial	5,624,530	2.2
Bank of America	5,454,322	2.2
JPMorgan Chase	5,064,255	2.0
ConocoPhillips	4,727,115	1.9
American International Group	4,457,252	1.8
Microsoft	4,398,378	1.8

There can be no assurance that the securities presented have remained or will remain in the Fund’s portfolio. Information regarding the Fund’s portfolio holdings should not be construed as a recommendation to buy or sell any security or as an indication that any security is suitable for a particular investor.

____________
†  Excludes short-term holdings and options purchased.

Largest Portfolio Changes
During Past Six Months
Largest Purchases	Largest Sales
Capital One Financial*	Mercury Interactive**
Foot Locker*	Sunoco**
Comverse Technology*	Citigroup
Wachovia	Cogent**
Rite Aid*	American Tower (Class A)**
3M*	Procter & Gamble**
El Paso*	Abercrombie & Fitch (Class A)**
Washington Mutual*	Cisco Systems**
Windstream*	Forest Laboratories**
Hartford Financial Services Group*	McDonald’s**

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

________
*	Position added during the period.
**	Position eliminated during the period.

Understanding and Comparing Your Fund’s Expenses

As a shareholder of the Fund, you incur ongoing expenses, such as management fees, distribution and/or service (12b-1) fees (as applicable), and other Fund expenses. The information below is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare them with the ongoing expenses of investing in other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing expenses only and do not reflect any transactional costs, such as sales charges (also known as loads) on certain purchases or redemptions. Therefore, the table is useful in comparing ongoing expenses only, and will not help you to determine the relative total expenses of owning different funds. In addition, if transactional costs were included, your total expenses would have been higher.

The table is based on an investment of $1,000 invested at the beginning of July 1, 2006 and held for the entire six-month period ended December 31, 2006.

Actual Expenses

The table below provides information about actual expenses and actual account values. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at the beginning of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” for the Fund’s share class that you own to estimate the expenses that you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical expenses and hypothetical account values based on the actual expense ratio of each class and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical expenses and account values may not be used to estimate the ending account value or the actual expenses you paid for the period. You may use this information to compare the ongoing expenses of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

			Actual		Hypothetical
	Beginning		Ending		Ending
	Account	Annualized	Account	Expenses Paid	Account	Expenses Paid
	Value	Expense	Value	During Period**	Value	During Period**
	7/1/06	Ratio*	12/31/06	7/1/06 to 12/31/06	12/31/06	7/1/06 to 12/31/06
Class A	$1,000.00	1.35%	$1,151.40	$7.32	$1,018.40	$6.87
Class B	1,000.00	2.10%	1,146.80	11.36	1,014.62	10.66
Class C	1,000.00	2.10%	1,146.70	11.36	1,014.62	10.66
Class D	1,000.00	2.10%	1,146.80	11.36	1,014.62	10.66
Class I	1,000.00	0.90%	1,154.50	4.89	1,020.67	4.58
Class R	1,000.00	1.60%	1,150.10	8.67	1,017.14	8.13

________

*

Expenses of Class B, Class C, Class D, Class I and Class R shares differ from the expenses of Class A shares due to the differences in 12b-1 fees and other class-specific expenses paid by each share class. See the Fund’s prospectuses for a description of each share class and its fees, expenses and sales charges.

**

Expenses are equal to the annualized expense ratio based on actual expenses for the period July 1, 2006 to December 31, 2006, multiplied by the average account value over the period, multiplied by 184/365 (number of days in the period).

Portfolio of Investments
December 31, 2006

	Shares or
	Warrants		Value

Common Stocks and Warrants 87.6%

Aerospace and Defense 3.2%
Boeing	39,000	shs.	$3,464,760
General Dynamics	19,000		1,412,650
Honeywell International	70,100		3,171,324
			8,048,734

Air Freight and Logistics 0.6%
FedEx	13,800		1,498,956

Beverages 1.2%
Coca-Cola	25,800		1,244,850
Coca-Cola Enterprises	92,600		1,890,892
			3,135,742

Biotechnology 2.9%
Amgen*	44,500		3,039,795
Genentech*	21,600		1,752,408
Pharmion*	96,776		2,491,014
			7,283,217

Capital Markets 2.7%
Bank of New York	59,900		2,358,263
Legg Mason	20,900		1,986,545
Merrill Lynch	13,400		1,247,540
Morgan Stanley	13,930		1,134,320
			6,726,668

Chemicals 0.9%
E. I. du Pont de Nemours	44,300		2,157,853

Commercial Banks 3.5%
KeyCorp	57,200		2,175,316
Wachovia	114,440		6,517,358
			8,692,674

Commercial Services and Supplies 0.8%
Waste Management	52,100		1,915,717

Communications Equipment 6.4%
Alcatel-Lucent (ADR)*	135,099		1,921,108
Alcatel-Lucent* (exercise price of $2.75, expiring 12/10/07)	1,162,150	wts.	354,456
Cisco Systems*	46,260	shs.	1,264,286
Comverse Technology*	199,100		4,203,001
Corning*	90,444		1,692,207

____________
See footnotes on page 18.

Portfolio of Investments
December 31, 2006

	Shares		Value

Communications Equipment (continued)
Motorola	82,600		$1,698,256
Nokia (ADR)	60,200		1,223,264
QUALCOMM	96,200		3,635,398
			15,991,976

Computers and Peripherals 3.5%
EMC*	95,000		1,254,000
International Business Machines	29,470		2,863,011
Palm*	127,900		1,802,111
SanDisk*	33,500		1,441,505
Seagate Technology	51,400	†	1,362,100
			8,722,727

Consumer Finance 2.2%
Capital One Financial	73,217		5,624,530

Containers and Packaging 0.9%
Smurfit-Stone Container*	224,200		2,367,552

Diversified Financial Services 5.7%
Bank of America	102,160		5,454,322
Citigroup	68,626		3,822,468
JPMorgan Chase	104,850		5,064,255
			14,341,045

Diversified Telecommunication Services 2.1%
AT&T	36,500		1,304,875
Citizens Communications	102,300		1,470,051
Windstream	179,400		2,551,068
			5,325,994

Energy Equipment and Services 1.5%
Halliburton	55,100		1,710,855
Tidewater	33,400		1,615,224
Weatherford International*	11,700		488,943
			3,815,022

Food and Staples Retailing 4.1%
CVS	58,600		1,811,326
Rite Aid*	747,800		4,068,032
SUPERVALU	62,000		2,216,500
Wal-Mart Stores	49,270		2,275,289
			10,371,147

____________
See footnotes on page 18.

Portfolio of Investments
December 31, 2006

	Shares	Value

Health Care Equipment and Supplies 1.9%
Boston Scientific*	144,600	$2,484,228
Medtronic	40,700	2,177,857
		4,662,085

Health Care Providers and Services 3.7%
Aetna	81,500	3,519,170
Health Net*	41,600	2,024,256
WellPoint*	46,700	3,674,823
		9,218,249

Independent Power Producers and Energy Traders 0.6%
TXU	29,400	1,593,774

Industrial Conglomerates 4.5%
3M	38,800	3,023,684
General Electric	220,710	8,212,619
		11,236,303

Insurance 2.7%
American International Group	62,200	4,457,252
Hartford Financial Services Group	25,000	2,332,750
		6,790,002

Internet Software and Services 1.6%
Google (Class A)*	2,500	1,151,200
McAfee*	42,800	1,214,664
Yahoo!*	68,800	1,757,152
		4,123,016

IT Services 1.0%
First Data	52,900	1,350,008
Western Union*	49,100	1,100,822
		2,450,830

Machinery 0.7%
Caterpillar	27,900	1,711,107

Media 1.9%
News Corp. (Class A)	74,300	1,595,964
Time Warner	143,200	3,118,896
		4,714,860

Metals and Mining 1.3%
Alcoa	42,900	1,287,429
Freeport-McMoRan Copper & Gold (Class B)	34,500	1,922,685
		3,210,114

____________
See footnotes on page 18.

Portfolio of Investments
December 31, 2006

	Shares	Value

Multiline Retail 0.7%
Dollar General	110,000	$1,766,600

Oil, Gas and Consumable Fuels 8.1%
Chevron	57,600	4,235,328
ConocoPhillips	65,700	4,727,115
El Paso	181,500	2,773,320
Exxon Mobil	87,930	6,738,076
Murphy Oil	35,705	1,815,599
		20,289,438

Pharmaceuticals 3.3%
Pfizer	115,438	2,989,844
Valeant Pharmaceuticals International	75,600	1,303,344
Wyeth	77,200	3,931,024
		8,224,212

Road and Rail 0.9%
Avis Budget Group	104,860	2,274,413

Semiconductors and Semiconductor Equipment 0.9%
Maxim Integrated Products	40,600	1,243,172
Texas Instruments	33,000	950,400
		2,193,572

Software 2.3%
Business Objects (ADR)*	34,800	1,372,860
Microsoft	147,300	4,398,378
		5,771,238

Specialty Retail 3.7%
Best Buy	25,500	1,254,345
Foot Locker	178,800	3,921,084
Home Depot	41,800	1,678,688
Urban Outfitters*	105,800	2,436,574
		9,290,691

Thrift and Mortgage Finance 1.0%
Washington Mutual	57,500	2,615,675

Tobacco 3.4%
Altria Group	100,300	8,607,746

Wireless Telecommunication Services 1.2%
Sprint Nextel	154,100	2,910,949

Total Common Stocks and Warrants (Cost $199,432,813)		219,674,428

____________
See footnotes on page 18.

Portfolio of Investments
December 31, 2006

	Shares Subject
	to Call/Put	Value

Options Purchased* 3.3%

Beverages 0.1%
Coca-Cola Enterprises, Call expiring January 2008 at $15	44,500	$271,450

Communications Equipment 0.4%
Comverse Technology, Call expiring January 2008 at $20	189,600	758,400
QUALCOMM, Call expiring January 2009 at $40	32,100	247,170
		1,005,570

Computers and Peripherals 0.2%
Dell, Call expiring January 2008 at $25	76,100	281,570
Palm, Call expiring January 2008 at $17.50	113,400	187,110
Seagate Technology, Call expiring January 2008 at $17.50	12,700	129,540
		598,220

Consumer Finance 0.1%
Capital One Financial, Call expiring January 2008 at $80	36,800	317,952

Food and Staples Retailing 0.0%
Wal-Mart Stores, Call expiring January 2007 at $50	47,400	4,740

Food Products 0.0%
Kraft Foods (Class A), Put expiring March 2007 at $30	26,300	3,288

Health Care Equipment and Supplies 0.3%
Bausch & Lomb, Call expiring January 2008 at $50	33,500	298,150
Boston Scientific, Call expiring January 2009 at $20	102,600	287,280
St. Jude Medical, Call expiring January 2008 at $35	38,100	226,695
		812,125

Health Care Providers and Services 0.2%
Aetna, Call expiring January 2008 at $42.50	32,600	203,750
Coventry Health Care, Call expiring January 2009 at $50	27,500	265,375
		469,125

Index Derivatives 0.2%
S&P 500 Index, Put expiring March 2007 at $1,350	49,500	509,850

Industrial Conglomerates 0.1%
3M, Call expiring January 2009 at $80	15,700	146,010

Internet Software and Services 0.2%
eBay, Call expiring January 2008 at $30	30,400	161,120
Yahoo!, Call expiring January 2009 at $30	69,100	255,670
		416,790

Machinery 0.1%
Caterpillar, Call expiring January 2009 at $80	41,900	180,170

____________
See footnotes on page 18.

Portfolio of Investments
December 31, 2006

	Shares Subject to Call or
	Principal Amount		Value

Multiline Retail 0.2%
Dollar General, Call expiring January 2008 at $15	176,100	shs.	$457,860

Oil, Gas and Consumable Fuels 0.1%
Murphy Oil, Call expriring January 2008 at $50	25,500		181,050

Semiconductors and Semiconductor Equipment 0.3%
Intel, Call expiring January 2009 at $20	78,400		305,760
Marvell Technology Group, Call expiring January 2009 at $20	51,700		279,180
Maxim Integrated Products, Call expiring January 2008 at $35	35,600		92,560
			677,500

Software 0.0%
Business Objects (ADR), Call expiring April 2007 at $40	27,200		72,080

Specialty Retail 0.0%
Foot Locker, Call expiring January, 2008 at $25	72,300		97,605

Tobacco 0.7%
Altria Group, Call expiring January 2008 at $80	77,500		806,000
Altria Group, Call expiring January 2008 at $85	129,100		929,520
			1,735,520

Wireless Telecommunication Services 0.1%
Sprint Nextel, Call expiring January 2009 at $20	99,000		326,700

Total Options Purchased* (Cost $8,154,159)			8,283,605

Short-Term Holdings 9.0%
Equity-Linked Notes 3.8%
Goldman Sachs Group:
8.25%, 7/27/07††(1)	$1,134,896		1,153,416
13.75%, 8/2/07††(2)	1,199,965		1,278,996
9.8%, 9/27/07††(3)	1,149,005		1,255,935
Merrill Lynch 13.6%, 3/27/07††(4)	1,147,226		1,255,257
Morgan Stanley:
10.6%, 3/27/07††(5)	1,147,365		1,250,666
8.08%, 5/1/07††(1)	1,234,582		1,288,928
10.25%, 8/25/07††(5)	1,848,686		1,955,848
			9,439,046
Repurchase Agreement 0.2%
State Street Bank 4.35%,
dated 12/29/06 maturing 1/2/07 in the
amount of $605,292, collateralized by:
$625,000 US Treasury Notes 4.5%,
2/15/16 with a fair market value of $627,344	605,000		605,000

____________
See footnotes on page 18.

Portfolio of Investments
December 31, 2006

	Principal Amount
	or Shares
	Subject to Call		Value
Time Deposit 5.0%
BNP Paribas, Grand Cayman, 5.15%, 1/3/07	$12,583,000		$12,583,000
Total Short-Term Holdings (Cost $22,049,725)			22,627,046
Total Investments (Cost $229,636,697) 99.9%			250,585,079
Other Assets Less Liabilities 0.1%			116,126
Net Assets 100.0%			$250,701,205

Schedule of Option Written
Call Option Written
Seagate Technology, expiring January 2007 at $17.50
(Premium received $112,773)	12,700	shs.	$115,570
________

*	Non-income producing security.
†	All or part of the security is held as collateral for option written. As of December 31, 2006, the value of securities held as collateral was $1,362,100.
††	This security may be offered and sold only to “qualified institutional buyers” under Rule 144A of the Securities Act of 1933.
(1)

These notes are exchangeable at maturity for the value of the common stock of Yahoo! (Internet Software and Services). The maturity value of the stock is limited to 120% of the stock’s price at the date of purchase of the notes.

(2)

These notes are exchangeable at maturity for the value of the common stock of Marvell Technology Group (Semiconductors and Semiconductor Equipment). The maturity value of the stock is limited to 120% of the stock’s price at the date of purchase of the notes.

(3)

These notes are exchangeable at maturity for the value of the common stock of Seagate Technology (Computers and Peripherals). The maturity value of the stock is limited to 120% of the stock’s price at the date of purchase of the notes.

(4)

These notes are exchangeable at maturity for the value of the common stock of Peabody Energy (Oil, Gas and Consumable Fuels). The maturity value of the stock is limited to 120% of the stock’s price at the date of purchase of the notes.

(5)

These notes are exchangeable at maturity for the value of the common stock of eBay (Internet Software and Sevices). The maturity value of the stock is limited to 120% of the stock’s price at the date of purchase of the notes.

ADR—American Depositary Receipts.
See Notes to Financial Statements.

Statement of Assets and Liabilities
December 31, 2006

Assets:
Investments, at value:
Common stocks and warrants (cost $199,432,813)		$219,674,428
Options purchased (cost $8,154,159)		8,283,605
Short-term holdings (cost $22,049,725)		22,627,046
Total investments (cost $229,636,697)		250,585,079
Cash (including restricted cash of $72,682)		192,550
Receivable for Capital Stock sold		372,787
Dividends and interest receivable		268,857
Investment in, and expenses prepaid to, shareholder service agent		50,468
Other		11,735
Total Assets		251,481,476

Liabilities:
Payable for Capital Stock repurchased		369,272
Management fee payable		138,326
Option written, at value (premium received $112,773)		115,570
Distribution and service (12b-1) fees payable		67,076
Accrued expenses and other		90,027
Total Liabilities		780,271
Net Assets		$250,701,205

Composition of Net Assets:
Capital Stock, at par ($0.50 par value; 1,000,000,000 shares authorized;
19,201,692 shares outstanding):
Class A		$8,413,862
Class B		237,282
Class C		171,099
Class D		530,653
Class I		225,053
Class R		22,897
Additional paid-in capital		216,423,395
Undistributed net investment income (Note 6)		89,482
Undistributed net realized gain (Note 6)		3,641,897
Net unrealized appreciation of investments and options written		20,945,585
Net Assets		$250,701,205

Net Asset Value Per Share:
Class A	($220,152,496 ÷ 16,827,725 shares)	$13.08
Class B	($6,067,810 ÷ 474,563 shares)	$12.79
Class C	($4,380,500 ÷ 342,199 shares)	$12.80
Class D ($13,578,105 ÷ 1,061,307 shares)		$12.79
Class I	($5,922,687 ÷ 450,105 shares)	$13.16
Class R	($599,607 ÷ 45,793 shares)	$13.09

____________
See Notes to Financial Statements.

Statement of Operations
For the Year Ended December 31, 2006

Investment Income:
Dividends (net of foreign taxes withheld of $13,214)	$4,389,905
Interest	636,841
Total Investment Income	5,026,746

Expenses:
Management fee	1,606,416
Distribution and service (12b-1) fees	791,239
Shareholder account services	725,992
Registration	97,048
Custody and related services	90,168
Auditing and legal fees	58,474
Shareholder reports and communications	40,503
Directors’ fees and expenses	10,770
Miscellaneous	30,015
Total Expenses	3,450,625
Net Investment Income	1,576,121

Net Realized and Unrealized Gain on Investments and Options Written:
Net realized gain on investments	24,888,496
Net realized gain on options written	823,193
Net change in unrealized appreciation of investments and options written	9,657,076
Net Gain on Investments and Options Written	35,368,765
Increase in Net Assets from Operations	$36,944,886

____________
See Notes to Financial Statements.

Statements of Changes in Net Assets

	Year Ended December 31,
	2006	2005
Operations:
Net investment income	$1,576,121	$1,150,151
Net realized gain on investments	24,888,496	29,317,662
Net realized gain on options written	823,193	906,885
Net change in unrealized appreciation
of investments and options written	9,657,076	(29,135,065)
Increase in Net Assets from Operations	36,944,886	2,239,633

Distributions to Shareholders:
Net investment income:
Class A	(1,428,555)	(1,087,269)
Class I	(49,549)	(34,447)
Class R	(2,201)	(873)
Total	(1,480,305)	(1,122,589)
Net realized long-term gain on investments:
Class A	(6,456,318)	—
Class B	(189,805)	—
Class C	(133,686)	—
Class D	(410,150)	—
Class I	(145,561)	—
Class R	(15,434)	—
Total	(7,350,954)	—
Decrease in Net Assets from Distributions	(8,831,259)	(1,122,589)

Capital Share Transactions:
Net proceeds from sales of shares	6,799,158	5,530,046
Investment of dividends	893,043	699,477
Exchanged from associated funds	1,622,597	2,241,391
Investment of gain distribution	5,468,301	—
Total	14,783,099	8,470,914
Cost of shares repurchased	(43,725,789)	(54,104,221)
Exchanged into associated funds	(4,216,116)	(3,383,577)
Total	(47,941,905)	(57,487,798)
Decrease in Net Assets from Capital Share Transactions	(33,158,806)	(49,016,884)
Decrease in Net Assets	(5,045,179)	(47,899,840)

Net Assets:
Beginning of year	255,746,384	303,646,224
End of Year (including undistributed (dividends in excess of)
net investment income of $89,482, and $(6,334), respectively)	$250,701,205	$255,746,384

____________
See Notes to Financial Statements.

Notes to Financial Statements

1.	Multiple Classes of Shares — Seligman Common Stock Fund, Inc. (the “Fund”) offers the following six classes of shares:

Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1% on redemptions within 18 months of purchase. Eligible employee benefit plans which have at least $500,000 invested in the Seligman Group of Mutual Funds or 50 eligible employees may purchase Class A shares at net asset value, but, in the event of plan termination, will be subject to a CDSC of 1% on shares purchased within 18 months prior to plan termination.

Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares approximately eight years after their date of purchase. If Class B shares of the Fund are exchanged for Class B shares of another Seligman mutual fund, the holding period of the shares exchanged will be added to the holding period of the shares acquired, both for determining the applicable CDSC and the conversion of Class B shares to Class A shares.

Class C shares are sold primarily with an initial sales charge of up to 1%, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class C shares purchased through certain financial intermediaries may be bought without an initial sales charge and with a 1% CDSC on redemptions made within 12 months of purchase. All Class C shares are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis.

Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase.

Class I shares are offered to certain institutional clients and other investors, as described in the Fund’s Class I shares prospectus. Class I shares are sold without any sales charges and are not subject to distribution or service fees.

Class R shares are offered to certain employee benefit plans and are not available to all investors. They are sold without an initial sales charge, but are subject to a distribution fee of up to 0.25% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% on redemptions made within one year of a plan’s initial purchase of Class R shares.

All classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its own class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2.

Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. The following summarizes the significant accounting policies of the Fund:

a.

Security Valuation — Securities traded on an exchange are valued at the last sales price on the primary exchange or market on which they are traded. Securities not listed on an exchange or security market, or securities for which there is no last sales price, are valued at the mean of the most recent bid and asked prices or are valued by J. & W. Seligman & Co. Incorporated (the “Manager”) based on quotations provided by primary market makers in such securities. Securities for which market quotations are not readily available (or are otherwise no longer valid or reliable) are valued at fair value determined in accordance with procedures approved by the Board of Directors. This can occur in the event of, among

Notes to Financial Statements

other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, and extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security. Short-term holdings that mature in more than 60 days are valued at current market quotations. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b.

Federal Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c.

Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. Dividends receivable are recorded on ex-dividend dates, except that certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as the Fund is informed of the dividend. Interest income is recorded on an accrual basis.

d.

Repurchase Agreements — The Fund may enter into repurchase agreements. Generally, securities received as collateral subject to repurchase agreements are deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. On a daily basis, the market value of securities held as collateral for repurchase agreements is monitored to ensure the existence of the proper level of collateral.

e.

Multiple Class Allocations — All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service (12b-1) fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended December 31, 2006, distribution and service (12b-1) fees, shareholder account services and registration expenses were class-specific expenses.

f.	Distributions to Shareholders — Dividends and distributions to shareholders are recorded on ex-dividend date.

g.

Options — The Fund is authorized to write and purchase put and call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received). The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Written and purchased options are non-income producing investments.

h.	Restricted Cash — Restricted cash represents deposits that are being held by banks as collateral for letters of credit issued in connection with the Fund’s insurance policies.

i.

Equity-Linked Notes — The Fund may purchase notes created by a counterparty, typically an investment bank. The notes bear interest at a fixed or floating rate. At maturity, the notes must be exchanged for an amount based on the value of one or more equity securities (“Index Stocks”) of third party issuers. The exchange value may be limited to an amount less than the actual value of the Index Stocks at the maturity date. Any difference between the exchange amount and the original cost of the notes will be a gain or loss.

Notes to Financial Statements

3.

Management Fee, Distribution Services, and Other Transactions — The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.65% per annum of the first $1 billion of the Fund’s average daily net assets, 0.60% per annum of the next $1 billion of the Fund’s average daily net assets, and 0.55% per annum of the Fund’s average daily net assets in excess of $2 billion. The management fee reflected in the Statement of Operations represents 0.65% per annum of the Fund’s average daily net assets.

For the year ended December 31, 2006, Seligman Advisors, Inc. (the “Distributor”), agent for the distribution of the Fund’s shares and an affiliate of the Manager, received commissions and concessions of $3,673 from sales of Class A and Class C shares. Commissions of $28,355 and $790 were also paid to dealers for sales of Class A and Class C shares, respectively.

The Fund has an Administration, Shareholder Services and Distribution Plan (the “Plan”) with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable monthly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended December 31, 2006, fees incurred under the Plan aggregated $538,990, or 0.25% per annum of the average daily net assets of Class A shares.

Under the Plan, with respect to Class B shares, Class C shares, Class D shares, and Class R shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, Class D, and Class R shares for which the organizations are responsible; and, for Class C, Class D and Class R shares, fees for providing other distribution assistance of up to 0.75% (0.25%, in the case of Class R shares) on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

For the year ended December 31, 2006, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, and 0.50% per annum of the average daily net assets of Class R shares, amounted to $71,059, $44,448, $134,369, and $2,373, respectively.

The Distributor and Seligman Services, Inc., also an affiliate of the Manager, are eligible to receive distribution and service (12b-1) fees pursuant to the Plan. For the year ended December 31, 2006, the Distributor and Seligman Services, Inc. received distribution and service (12b-1) fees of $129,498.

The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A, Class C, Class D and Class R shares. For the year ended December 31, 2006, such charges amounted to $2,459. The Distributor has sold to third parties its rights to collect any CDSC imposed on redemptions of Class B shares.

For the year ended December 31, 2006, Seligman Data Corp., which is owned by the Fund and certain associated investment companies, charged the Fund at cost $725,992 for shareholder account services in accordance with a methodology approved by the Fund’s directors. Class I shares receive more limited shareholder services than the Fund’s other classes of shares (the “Retail Classes”). Seligman Data Corp. does not allocate to Class I the costs of any of its departments that do not provide services to the Class I shareholders.

Costs of Seligman Data Corp. directly attributable to the Retail Classes of the Fund were charged to those classes in proportion to their respective net asset values. Costs directly attributable to Class I shares were charged to Class I. The remaining charges were allocated to the Retail Classes and Class I by Seligman Data Corp. pursuant to a formula based on their net assets, shareholder transaction volumes and number of shareholder accounts.

Notes to Financial Statements

The Fund and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The leases and the related Guaranties expire in September 2008 and January 2009. The obligation of the Fund to pay any amount due under the Guaranties is limited to a specified percentage of the full amount, which generally is based on the Fund’s percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the preceding calendar quarter. As of December 31, 2006, the Fund’s potential obligation under the Guaranties is $56,300. As of December 31, 2006, no event has occurred which would result in the Fund becoming liable to make any payment under the Guaranties. A portion of the rent paid by Seligman Data Corp. is charged to the Fund as part of Seligman Data Corp.’s shareholder account services cost.

As of December 31, 2006, the Fund’s investment in Seligman Data Corp. is recorded at a cost of $22,506.

Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid. The accumulated balance at December 31, 2005 of $28,890 was paid to the participating director in January 2006. As of December 31, 2006, no directors were participating in the deferred compensation arrangement.

4.

Committed Line of Credit — The Fund is a participant in a joint $400 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. The directors have currently limited the Fund’s borrowings to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2007, but is renewable annually with the consent of the participating banks. For the year ended December 31, 2006, the Fund did not borrow from the credit facility.

5.

Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding short-term investments, for the year ended December 31, 2006, amounted to $219,616,884 and $273,531,969, respectively.

6.

Federal Tax Information — Certain components of income, expense and realized capital gain and loss are recognized at different times or have a different character for federal income tax purposes and for financial reporting purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. As a result of the differences described above, the treatment for financial reporting purposes of distributions made during the year from net investment income or net realized gains may differ from their treatment for federal income tax purposes. Further, the cost of investments also can differ for federal income tax purposes.

At December 31, 2006, the cost of investments for federal income tax purposes was $230,338,466. The tax basis cost was greater than the cost for financial reporting purposes due to the tax deferral of losses on wash sales of $701,769.

Notes to Financial Statements

The tax basis components of accumulated earnings at December 31, 2006 are presented below. Undistributed ordinary income primarily consists of net investment income and net short-term capital gains.

Gross unrealized appreciation of portfolio securities	$26,190,968
Gross unrealized depreciation of portfolio securities	(5,944,355)
Net unrealized appreciation of portfolio securities	20,246,613
Undistributed ordinary income	89,482
Undistributed net realized gains	4,346,447
Total accumulated earnings	$24,682,542

During the year ended December 31, 2006, the Fund utilized the entire $14,055,243 of prior years’ capital loss carryforwards to offset current year’s net capital gains.

For the year ended December 31, 2006, the tax characterization of distributions paid is long-term capital gain. The Fund repurchased 4,103,096 shares from shareholders aggregating $47,941,905, of which approximately $320,000 represents capital gain distributions. This information is provided for federal tax purposes only.

7.	Options Written — Transactions in options written during the year ended December 31, 2006, were as follows:

	Shares Subject
	To Call/Put	Premiums
Options outstanding, December 31, 2005	135,100	$444,177
Options written	1,382,200	1,846,070
Options expired	(636,600)	(745,828)
Options exercised	(823,300)	(1,151,109)
Options terminated in closing purchase transactions	(44,700)	(280,537)
Options outstanding, December 31, 2006	12,700	$112,773

8.	Capital Share Transactions — The Fund has authorized 500,000,000 shares of $0.50 par value Capital Stock. Transactions in shares of Capital Stock were as follows:

	Year Ended December 31,
	2006		2005
Class A	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	215,617	$2,716,093	181,064	$2,056,965
Investment of dividends	64,733	843,455	56,000	664,159
Exchanged from associated funds	63,963	784,998	97,576	1,111,194
Converted from Class B*	168,715	2,061,910	149,672	1,709,842
Investment of gain distribution	361,369	4,636,357	—	—
Total	874,397	11,042,813	484,312	5,542,160
Cost of shares repurchased	(2,960,580)	(36,198,317)	(3,909,246)	(44,553,695)
Exchanged into associated funds	(259,440)	(3,197,818)	(214,175)	(2,426,908)
Total	(3,220,020)	(39,396,135)	(4,123,421)	(46,980,603)
Decrease	(2,345,623)	$(28,353,322)	(3,639,109)	$(41,438,443)

____________
See footnote on page 28.

Notes to Financial Statements

	Year Ended December 31,
	2006		2005
Class B	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	38,641	$461,979	42,005	$467,770
Exchanged from associated funds	30,502	378,814	38,917	436,030
Investment of gain distribution	13,788	171,931	—	—
Total	82,931	1,012,724	80,922	903,800
Cost of shares repurchased	(206,499)	(2,471,910)	(296,887)	(3,305,969)
Exchanged into associated funds	(20,834)	(249,307)	(33,605)	(372,305)
Converted to Class A*	(172,745)	(2,061,910)	(152,993)	(1,709,842)
Total	(400,078)	(4,783,127)	(483,485)	(5,388,116)
Decrease	(317,147)	$(3,770,403)	(402,563)	$(4,484,316)
Class C	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	17,641	$201,800	56,541	$627,559
Exchanged from associated funds	11,568	149,695	15,989	177,953
Investment of gain distribution	9,098	113,541	—	—
Total	38,307	465,036	72,530	805,512
Cost of shares repurchased	(92,527)	(1,083,383)	(106,990)	(1,190,788)
Exchanged into associated funds	(12,121)	(171,833)	(16,321)	(179,709)
Total	(104,648)	(1,255,216)	(123,311)	(1,370,497)
Decrease	(66,341)	$(790,180)	(50,781)	$(564,985)
Class D	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	139,298	$1,668,485	116,863	$1,306,207
Exchanged from associated funds	25,724	306,120	46,440	516,209
Investment of gain distribution	30,912	385,478	—	—
Total	195,934	2,360,083	163,303	1,822,416
Cost of shares repurchased	(283,481)	(3,415,311)	(367,766)	(4,102,715)
Exchanged into associated funds	(49,636)	(594,976)	(36,259)	(404,655)
Total	(333,117)	(4,010,287)	(404,025)	(4,507,370)
Decrease	(137,183)	$(1,650,204)	(240,722)	$(2,684,954)
Class I	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	113,072	$1,434,150	69,072	$792,172
Investment of dividends	3,783	49,549	2,892	34,446
Investment of gain distribution	11,266	145,560	—	—
Total	128,121	1,629,259	71,964	826,618
Cost of shares repurchased	(31,030)	(381,807)	(63,814)	(732,953)
Increase	97,091	$1,247,452	8,150	$93,665

____________
See footnote on page 28.

Notes to Financial Statements

	Year Ended December 31,
	2006		2005
Class R	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	25,568	$316,651	24,460	$279,373
Investment of dividends	3	39	74	872
Exchanged from associated funds	246	2,970	—	5
Investment of gain distribution	1,205	15,434	—	—
Total	27,022	335,094	24,534	280,250
Cost of shares repurchased	(14,028)	(175,061)	(19,248)	(218,101)
Exchanged into associated funds	(175)	(2,182)	—	—
Total	(14,203)	(177,243)	(19,248)	(218,101)
Increase	12,819	$157,851	5,286	$62,149

____________
* Automatic conversion of Class B shares to Class A shares approximately eight years after the initial purchase date.

9.

Other Matters — In late 2003, the Manager conducted an extensive internal review in response to public announcements concerning frequent trading in shares of open-end mutual funds. As of September 2003, the Manager had one arrangement that permitted frequent trading in the Seligman registered investment companies (the “Seligman Funds”). This arrangement was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced. Based on a review of the Manager’s records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in the Seligman Funds. All three had already been terminated prior to the end of September 2002.

The results of the Manager’s internal review were presented to the Independent Directors of all Seligman Funds. In order to resolve matters with the Independent Directors relating to the four arrangements that permitted frequent trading, the Manager, in May 2004, made payments to three mutual funds and agreed to waive a portion of its management fee with respect to another mutual fund (none of which was Seligman Common Stock Fund).

Beginning in February 2004, the Manager was in discussions with the New York staff of the Securities and Exchange Commission (“SEC”) and the Office of the New York Attorney General (“Attorney General”) in connection with their review of frequent trading in certain of the Seligman Funds. No late trading is involved. This review was apparently stimulated by the Manager’s voluntary public disclosure of the foregoing arrangements in January 2004. In March 2005, negotiations to settle the matter were initiated by the New York staff of the SEC. After several months of negotiations, tentative agreement was reached, both with the New York staff of the SEC and the Attorney General, on the financial terms of a settlement. However, settlement discussions with the Attorney General ended when the Attorney General sought to impose operating conditions on the Manager that were unacceptable to the Manager, would have applied in perpetuity and were not requested or required by the SEC. Subsequently, the New York staff of the SEC indicated that, in lieu of moving forward under the terms of the tentative financial settlement, the staff was considering recommending to the Commissioners of the SEC the instituting of a formal action against the Manager, the Distributor, and Seligman Data Corp. (together, “Seligman”).

Seligman believes that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

Notes to Financial Statements

Immediately after settlement discussions with the Attorney General ended, the Attorney General issued subpoenas to certain of the Seligman Funds and their directors. The subpoenas sought various Board materials and information relating to the deliberations of the Independent Directors as to the advisory fees paid by the Seligman Funds to the Manager. The Manager objected to the Attorney General’s seeking of such information and, on September 6, 2005, filed suit in federal district court seeking to enjoin the Attorney General from pursuing a fee inquiry. Seligman believes that the Attorney General’s inquiry is improper because Congress has vested exclusive regulatory oversight of investment company advisory fees in the SEC.

At the end of September 2005, the Attorney General indicated that it intended to file an action at some time in the future alleging, in substance, that the Manager permitted other persons to engage in frequent trading other than the arrangements described above and, as a result, the prospectus disclosure of the Seligman Funds is and has been misleading.

On September 26, 2006, the Attorney General commenced a civil action in New York State Supreme Court against J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc., Seligman Data Corp. and Brian T. Zino (President of the Manager and the Seligman Funds), reiterating, in substance, the foregoing claims and various other related matters. The Attorney General also claims that the fees charged by Seligman are excessive. The Attorney General is seeking damages and restitution, disgorgement, penalties and costs (collectively, “Damages”), including Damages of at least $80 million relating to alleged timing occurring in the Seligman Funds and disgorgement of profits and management fees, and injunctive relief. Seligman and Mr. Zino believe that the claims are without merit and intend to defend themselves vigorously.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties, injunctions regarding Seligman, restitution to mutual fund shareholders or changes in procedures. Any Damages will be paid by Seligman and not by the Seligman Funds. If Seligman is unsuccessful in its defense of these proceedings, it and its affiliates could be barred from providing services to the Seligman Funds, including serving as an investment adviser for the Seligman Funds and principal underwriter for the open-end Seligman Funds. If these results occur, Seligman will seek exemptive relief from the SEC to permit it and its affiliates to continue to provide services to the Seligman Funds. There is no assurance that such exemptive relief will be granted.

Seligman does not believe that the foregoing legal action or other possible actions should have a material adverse impact on Seligman or the Seligman Funds; however, there can be no assurance of this, or that these matters and any related publicity will not result in reduced demand for shares of the Seligman Funds or other adverse consequences.

10.

Recently Issued Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109.” FIN 48 provides guidance for how uncertain tax positions, if any, should be recognized, measured, presented and disclosed in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006 and, in accordance with recent SEC guidance, can be implemented within the first required financial statement reporting period. Accordingly, the Fund will incorporate the effects, if any, of FIN 48 in its semi-annual report for the six months ended June 30, 2007. The Fund is currently evaluating the impact, if any, of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), “Fair Value Measurements.” SFAS No. 157 defines fair value, establishes a framework for measuring fair value of assets and liabilities and expands disclosure about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. The Fund is currently evaluating the impact of the adoption of SFAS No. 157 but believes the impact will be limited to expanded disclosures in the Fund’s financial statements.

Financial Highlights

The tables below are intended to help you understand each Class’s financial performance for the periods presented. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding during the period. Total return shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividend and capital gain distributions, if any. Total returns do not reflect any taxes or sales charges and are not annualized for periods of less than one year.

CLASS A

	Year Ended December 31,
	2006	2005	2004	2003	2002
Per Share Data:
Net Asset Value, Beginning of Year	$11.67	$11.58	$10.42	$8.49	$11.55
Income (Loss) from Investment Operations:
Net investment income	0.09	0.06	0.07	0.03	0.05
Net realized and unrealized gain (loss) on
investments and foreign currency transactions	1.80	0.09	1.16	1.93	(3.06)
Total from Investment Operations	1.89	0.15	1.23	1.96	(3.01)
Less Distributions:
Dividends from net investment income	(0.09)	(0.06)	(0.07)	(0.03)	(0.05)
Distributions from net realized capital gain	(0.39)	—	—	—	—
Total Distributions	(0.48)	(0.06)	(0.07)	(0.03)	(0.05)
Net Asset Value, End of Year	$13.08	$11.67	$11.58	$10.42	$8.49

Total Return	16.23%	1.26%	11.82%#	23.11%	(26.10)%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$220,152	$223,800	$264,142	$271,692	$255,027
Ratio of expenses to average net assets	1.33%	1.29%	1.28%	1.31%	1.31%
Ratio of net investment income
to average net assets	0.71%	0.50%	0.66%	0.38%	0.48%
Portfolio turnover rate	93.45%	68.31%	43.50%	140.33%	174.50%

____________
See footnotes on page 35.

Financial Highlights

CLASS B

	Year Ended December 31,
	2006	2005	2004	2003	2002
Per Share Data:
Net Asset Value, Beginning of Year	$11.43	$11.37	$10.25	$8.39	$11.44
Income (Loss) from Investment Operations:
Net investment loss	(0.01)	(0.03)	(0.01)	(0.03)	(0.03)
Net realized and unrealized gain (loss) on
investments and foreign currency transactions	1.76	0.09	1.13	1.89	(3.02)
Total from Investment Operations	1.75	0.06	1.12	1.86	(3.05)
Less Distributions:
Distributions from net realized capital gain	(0.39)	—	—	—	—
Total Distributions	(0.39)	—	—	—	—
Net Asset Value, End of Year	$12.79	$11.43	$11.37	$10.25	$8.39

Total Return	15.38%	0.53%	10.93%#	22.17%	(26.66)%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$6,068	$9,049	$13,581	$16,312	$15,456
Ratio of expenses to average net assets	2.08%	2.05%	2.04%	2.07%	2.06%
Ratio of net investment loss
to average net assets	(0.04)%	(0.26)%	(0.10)%	(0.38)%	(0.27)%
Portfolio turnover rate	93.45%	68.31%	43.50%	140.33%	174.50%

____________
See footnotes on page 35.

Financial Highlights

CLASS C

	Year Ended December 31,
	2006	2005	2004	2003	2002
Per Share Data:
Net Asset Value, Beginning of Year	$11.44	$11.38	$10.26	$8.39	$11.45
Income (Loss) from Investment Operations:
Net investment loss	(0.01)	(0.03)	(0.01)	(0.03)	(0.03)
Net realized and unrealized gain (loss) on
investments and foreign currency transactions	1.76	0.09	1.13	1.90	(3.03)
Total from Investment Operations	1.75	0.06	1.12	1.87	(3.06)
Less Distributions:
Distributions from net realized capital gain	(0.39)	—	—	—	—
Total Distributions	(0.39)	—	—	—	—
Net Asset Value, End of Year	$12.80	$11.44	$11.38	$10.26	$8.39

Total Return	15.37%	0.53%	10.92%#	22.29%	(26.73)%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$4,381	$4,674	$5,227	$6,671	$6,179
Ratio of expenses to average net assets	2.08%	2.05%	2.04%	2.07%	2.06%
Ratio of net investment loss
to average net assets	(0.04)%	(0.26)%	(0.10)%	(0.38)%	(0.27)%
Portfolio turnover rate	93.45%	68.31%	43.50%	140.33%	174.50%

____________
See footnotes on page 35.

Financial Highlights

CLASS D

	Year Ended December 31,
	2006	2005	2004	2003	2002
Per Share Data:
Net Asset Value, Beginning of Year	$11.43	$11.37	$10.25	$8.39	$11.45
Income (Loss) from Investment Operations:
Net investment loss	(0.01)	(0.03)	(0.01)	(0.03)	(0.03)
Net realized and unrealized gain (loss) on
investments and foreign currency transactions	1.76	0.09	1.13	1.89	(3.03)
Total from Investment Operations	1.75	0.06	1.12	1.86	(3.06)
Less Distributions:
Distributions from net realized capital gain	(0.39)	—	—	—	—
Total Distributions	(0.39)	—	—	—	—
Net Asset Value, End of Year	$12.79	$11.43	$11.37	$10.25	$8.39

Total Return	15.38%	0.53%	10.93%#	22.17%	(26.73)%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$13,578	$13,704	$16,370	$17,800	$18,302
Ratio of expenses to average net assets	2.08%	2.05%	2.04%	2.07%	2.06%
Ratio of net investment loss
to average net assets	(0.04)%	(0.26)%	(0.10)%	(0.38)%	(0.27)%
Portfolio turnover rate	93.45%	68.31%	43.50%	140.33%	174.50%

____________
See footnotes on page 35.

Financial Highlights

CLASS I

	Year Ended December 31,
	2006	2005	2004	2003	2002
Per Share Data:
Net Asset Value, Beginning of Year	$11.71	$11.61	$10.44	$8.49	$11.55
Income (Loss) from Investment Operations:
Net investment income	0.14	0.10	0.11	0.07	0.10
Net realized and unrealized gain (loss) on
investments and foreign currency transactions	1.81	0.10	1.17	1.94	(3.07)
Total from Investment Operations	1.95	0.20	1.28	2.01	(2.97)
Less Distributions:
Dividends from net investment income	(0.11)	(0.10)	(0.11)	(0.06)	(0.09)
Distributions from net realized capital gain	(0.39)	—	—	—	—
Total Distributions	(0.50)	(0.10)	(0.11)	(0.06)	(0.09)
Net Asset Value, End of Year	$13.16	$11.71	$11.61	$10.44	$8.49

Total Return	16.74%	1.69%	12.23%#	23.72%	(25.82)%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$5,923	$4,134	$4,005	$3,265	$2,539
Ratio of expenses to average net assets	0.91%	0.93%	0.90%	0.98%	0.92%
Ratio of net investment income
to average net assets	1.13%	0.86%	1.04%	0.71%	0.87%
Portfolio turnover rate	93.45%	68.31%	43.50%	140.33%	174.50%
Without expense reimbursement:øø
Ratio of expenses to average net assets					0.96%
Ratio of net investment income to
average net assets					0.83%

____________
See footnotes on page 35.

Financial Highlights

CLASS R
				4/30/03*
	Year Ended December 31,			to
	2006	2005	2004	12/31/03
Per Share Data:
Net Asset Value, Beginning of Period	$11.67	$11.58	$10.42	$8.66
Income from Investment Operations:
Net investment income	0.06	0.03	0.04	0.01
Net realized and unrealized gain on investments
and foreign currency transactions	1.80	0.09	1.17	1.77
Total from Investment Operations	1.86	0.12	1.21	1.78
Less Distributions:
Dividends from net investment income	(0.05)	(0.03)	(0.05)	(0.02)
Distributions from net realized capital gain	(0.39)	—	—	—
Total Distributions	(0.44)	(0.03)	(0.05)	(0.02)
Net Asset Value, End of Period	$13.09	$11.67	$11.58	$10.42

Total Return	15.99%	1.01%	11.57%#	20.50%

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$600	$385	$321	$2
Ratio of expenses to average net assets	1.58%	1.55%	1.54%	1.58	%†
Ratio of net investment income
to average net assets	0.46%	0.24%	0.40%	0.09	%†
Portfolio turnover rate	93.45%	68.31%	43.50%	140.33	%ø

________

*	Commencement of offering of shares.
†	Annualized.
ø	Computed at the Fund level for the year ended December 31, 2003.
øø	The Manager, at its discretion, reimbursed certain expenses of Class I shares.
#	Excluding the effect of certain payments received from the Manager in 2004, total return would have been as follows:Class A 11.79%; Class B 10.90%; Class C 10.89%; Class D 10.90%; Class I 12.20%; and Class R 11.54%.

See Notes to Financial Statements.

Report of Independent Registered
Public Accounting Firm

The Board of Directors and Shareholders,
Seligman Common Stock Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Seligman Common Stock Fund, Inc. (the “Fund”), including the portfolio of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Common Stock Fund, Inc. as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 27, 2007

Matters Relating to the Directors’
Consideration of the Continuance of the
Management Agreement

The directors of Seligman Common Stock Fund, Inc. unanimously approved the continuance of the Management Agreement with the Manager at a meeting held on November 15, 2006.

Prior to approval of the continuance of the Management Agreement, the directors requested and evaluated extensive materials from the Manager. They reviewed the proposed continuance of the Management Agreement with the Manager and with experienced counsel who advised on the legal standards for their consideration. The independent directors also discussed the proposed continuance in a private session with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Manager to the Fund gained from their experience as directors and/or trustees of the Seligman Group of Funds, their overall confidence in the Manager’s integrity and competence they have gained from that experience, the Manager’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Manager’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Seligman Group of Funds. The directors noted that the Board has six regular meetings each year, at each of which they receive presentations from the Manager on the investment results of the Fund and review extensive materials and information presented by the Manager.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and directors attributed different weights to the various factors. The directors determined that the selection of the Manager to manage the Fund, and the overall arrangements between the Fund and the Manager as provided in the Management Agreement, including the management fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their reasonable judgment. The material factors and conclusions that formed the basis for the directors’ determination included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Manager under the Management Agreement. The directors considered the quality of the investment research capabilities of the Manager and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Manager. At prior meetings the directors had also considered the Manager’s selection of brokers and dealers for portfolio transactions. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Management Agreement.

Matters Relating to the Directors’
Consideration of the Continuance of the
Management Agreement

On an ongoing basis, the Manager reports to the directors on the status of various matters relating to market timing activity affecting certain funds in the Seligman Group of Funds. In connection with the continuance review, the Manager and its counsel and the directors’ special counsel also addressed, among other matters: the action brought in September 2005 by the Manager and its president against the Attorney General of the State of New York seeking an order enjoining the Attorney General from, among other things, investigating the fees paid by the funds in the Seligman Group of Funds to the Manager; and the action brought in September 2006 by the Attorney General against the Manager, Seligman Data Corp., the president of the Manager and Seligman Advisors, Inc. (“Seligman Advisors”) relating to market timing and also claiming that the fees charged by the Manager are excessive. The directors also noted the indication in September 2005 by the Staff of the New York Office of the Securities and Exchange Commission (“SEC”) that it was considering recommending that the SEC institute a formal action against the Manager and Seligman Advisors relating to market timing. After a detailed presentation by the Manager and further discussion with the Manager, the Manager’s counsel, the directors’ special counsel and other counsel independent of the Manager, and consideration of the potential consequences of the various matters referred to above, the independent directors concluded that they retained confidence in the integrity of the Manager and its ability to provide management services to the Fund.

Costs of Services Provided and Profitability

The directors reviewed information concerning profitability of the Manager’s investment advisory and investment company activities and its financial condition based on historical information and estimates for the current year, as well as historical and estimated profitability data for the Fund. The directors reviewed with the Manager’s chief financial officer, the assumptions and methods of allocation used by the Manager in preparing the profitability data. The directors recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors. In considering profitability information, the directors considered the effect of fall-out benefits on the Manager’s expenses, as well as the “revenue sharing” arrangements the Manager has entered into with certain entities that distribute shares of the Seligman Group of Funds. The directors focused on profitability of the Manager’s relationships with the Fund before taxes and distribution expenses. The directors concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Fund was not excessive.

Fall-Out Benefits

The directors considered that the Manager benefits from soft dollar arrangements whereby it receives brokerage and research services from brokers that execute the Seligman Group of Funds’ purchases and sales of securities. They reviewed a description of the Manager’s practices with respect to allocating portfolio brokerage for brokerage and research services, data on the dollar amount of commissions allocated for third-party research and brokerage services and for proprietary research and bro-

Matters Relating to the Directors’
Consideration of the Continuance of the
Management Agreement

kerage services, and a current list of firms providing third-party research and brokerage to the Manager. The directors also considered that a broker-dealer affiliate of the Manager receives 12b-1 fees from the Fund in respect of shares held in certain accounts, and that the Fund’s distributor (another affiliate of the Manager) retains a portion of the 12b-1 fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares. The directors further recognized that the Manager’s profitability would be somewhat lower without these benefits. The directors noted that the Manager may derive reputational and other benefits from its association with the Fund. The directors concluded that the fall-out benefits realized by the Manager from its relationship with the Fund were appropriate.

Investment Results

In addition to the information received by the directors for the meeting, the directors receive detailed performance information for the Funds at each regular Board meeting during the year. The directors reviewed performance information for the Fund covering a wide range of periods, including the first nine months of 2006, the preceding six calendar years and annualized one-, three-, five- and ten-year rolling periods ending September 30, 2006.

The directors reviewed information showing performance of the Fund compared to other funds in the Lipper Large-Cap Core Funds Average, the Standard & Poor’s 500 Index and to a group of competitor funds selected by the Manager. The directors also reviewed information about the portfolio turnover rate of the Fund compared to other investment companies with similar investment objectives. The directors noted that while the Fund’s results were below its benchmarks for the five-year period, in subsequent periods the Fund’s results varyingly exceeded certain of its benchmarks while trailing others in the same period. Taking into account these comparisons and the other factors considered, the directors concluded that the Fund’s investment results over time had been satisfactory.

Management Fees and Other Expenses

The directors considered the management fee rate paid by the Fund to the Manager. The directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds.

The directors noted that the Manager manages a registered investment company that is a “clone” of the Fund but is sold exclusively to insurance company separate accounts. The directors further noted that the management fee rates paid by the Fund is higher than the management fee rate paid by its “clone” portfolio. The Manager explained that the lower fee rate applicable to the clone portfolio was largely the result of fee rate increases at the Fund that had not been sought for the clone portfolio. This was because, in view of the small size of the clone portfolio and the fact that, at various times, the clone portfolio had been subsidized by the Manager, the Manager had determined not to recommend fee rate increases for the clone portfolio to match those recommended for the Fund.

The directors compared the Fund’s management fee rate to the rate paid by a subset of funds, with

Matters Relating to the Directors’
Consideration of the Continuance of the
Management Agreement

assets more nearly comparable to those of the Fund in its Lipper category (the “peer group”). The information showed that the Fund’s current effective management fee rate was among the lowest of the management fees paid by the funds in the peer group.

The directors also considered the total expense ratio of the Fund in comparison to the fees and expenses of funds within its peer group. In considering the expense ratio of the Fund, the directors noted that the Fund elected to have shareholder services provided at cost by Seligman Data Corp. (“SDC”), a company owned by certain of the investment companies in the Seligman Group of Funds that provides shareholder services to the Fund and other investment companies in the Seligman Group of Funds at cost. SDC provides services exclusively to the Seligman Group of Funds, and the directors believe that the arrangement with SDC has provided the Fund and its shareholders with a consistently high level of service.

The directors noted that the Fund’s expense ratio was comparable to the median and average expense ratios of its peer group and they concluded that the expense ratio was reasonable in light of the high quality of service that the Fund receives and the other factors considered.

Economies of Scale

The directors noted that the management fee schedule for the Fund contains breakpoints that reduce the fee rate on assets above specified levels, although, at the Fund’s current asset levels, it was unlikely to benefit from them in the next year. The directors recognized that there is no direct relationship between the economies of scale realized by funds and those realized by their investment adviser as assets increase. The directors do not believe that there is a uniform methodology for establishing breakpoints that give effect to fund specific services provided by the Manager. The directors also observed that in the investment company industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply, and that the advisory agreements for many competitor funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements were acceptable under the Fund’s circumstances.

Directors and Officers
Information pertaining to the Directors and Officers of Seligman Common Stock Fund, Inc. is set forth below.

Independent Directors

Name, (Age), Position(s)	Principal Occupation(s) During Past Five Years, Directorships
held with Fundø	and Other Information

John R. Galvin (77)[1,3]	Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts
• Director: 1995 to Date	University; Director or Trustee of each of the investment companies of
• Oversees 61 Portfolios	the Seligman Group of Funds†; and Chairman Emeritus, American
in Fund Complex	Council on Germany. Formerly, Director, Raytheon Co. (defense and com-
mercial electronics), Governor of the Center for Creative Leadership, and
Trustee, Institute for Defense Analyses. From February 1995 until June
1997, he was a Director, USLIFE Corporation (life insurance). From June
1987 to June 1992, Mr. Galvin was the Supreme Allied Commander,
NATO, and the Commander-in-Chief, United States European Command.

John F. Maher (63)[1,3]	Retired President and Chief Executive Officer of Great Western Financial
• Director: December 2006	Corporation and its principal subsidiary, Great Western Bank (a federal
to Date**	savings bank); and Director or Trustee of each of the investment compa-
• Oversees 57 Portfolios	nies of the Seligman Group of Funds† (with the exception of Seligman
in Fund Complex	Cash Management Fund, Inc., Seligman New Technologies Fund, Inc.,
Seligman New Technologies Fund II, Inc., and Seligman Quality
Municipal Fund, Inc.).

Frank A. McPherson (73)[2,3]	Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee
• Director: 1995 to Date	Corporation (diversified energy and chemical company); Director or
• Oversees 61 Portfolios	Trustee of each of the investment companies of the Seligman Group of
in Fund Complex	Funds†; and Director, DCP Midstream GP, LLP (natural gas processing),
Integris Health (owner of various hospitals), Oklahoma Chapter of the
Nature Conservancy, Oklahoma Medical Research Foundation, Boys and
Girls Clubs of Oklahoma, Oklahoma City Public Schools Foundation, and
Oklahoma Foundation for Excellence in Education. Formerly, Director,
ConocoPhillips (integrated international oil corporation), Kimberly-Clark
Corporation (consumer products) and BOK Financial (bank holding com-
pany). From 1990 until 1994, Director, the Federal Reserve System’s
Kansas City Reserve Bank.

Betsy S. Michel (64)[1,3]	Attorney; Director or Trustee of each of the investment companies of the
• Director: 1984 to Date	Seligman Group of Funds†; and Trustee, The Geraldine R. Dodge
• Oversees 61 Portfolios	Foundation (charitable foundation). Formerly, Chairman of the Board of
in Fund Complex	Trustees of St. George’s School (Newport, RI); and Trustee, World
Learning, Inc. (international educational training), and Council of New
Jersey Grantmakers.

____________
See footnotes on page 44.

Directors and Officers

Independent Directors (continued)

Name, (Age), Position(s)	Principal Occupation(s) During Past Five Years, Directorships
held with Fundø	and Other Information

Leroy C. Richie (65)[1,3]	Counsel, Lewis & Munday, P.C. (law firm); Chairman and Chief Executive
• Director: 2000 to Date	Officer, Q Standards Worldwide, Inc. (library of technical standards);
• Oversees 60 Portfolios	Director or Trustee of each of the investment companies of the Seligman
in Fund Complex	Group of Funds† (with the exception of Seligman Cash Management
Fund, Inc.); Director, Kerr-McGee Corporation (diversified energy and chemical company), Infinity, Inc. (oil and gas services and exploration), and Vibration Control Technologies, LLC (auto vibration technology);
Lead Outside Director, Digital Ally Inc. (digital imaging); Director and
Chairman, Highland Park Michigan Economic Development Corp.; and
Chairman, Detroit Public Schools Foundation. Formerly, Trustee, New
York University Law Center Foundation; and Vice Chairman, Detroit
Medical Center and Detroit Economic Growth Corp. From 1990 until
1997, Vice President and General Counsel, Automotive Legal Affairs,
Chrysler Corporation.

Robert L. Shafer (74)[2,3]	Ambassador and Permanent Observer of the Sovereign Military Order of
• Director: 1980 to Date	Malta to the United Nations; and Director or Trustee of each of the
• Oversees 61 Portfolios	investment companies of the Seligman Group of Funds†. From May 1987
in Fund Complex	until June 1997, Director, USLIFE Corporation (life insurance) and from
1973 until January 1996, Vice President, Pfizer Inc. (pharmaceuticals).

James N. Whitson (71)[1,3]	Retired Executive Vice President and Chief Operating Officer, Sammons
• Director: 1993 to Date	Enterprises, Inc. (a diversified holding company); Director or Trustee
• Oversees 61 Portfolios	of each of the investment companies of the Seligman Group of Funds†;
in Fund Complex	and Director, CommScope, Inc. (manufacturer of coaxial cable). Formerly,
Director and Consultant, Sammons Enterprises, Inc. and Director,
C-SPAN (cable television networks).

____________
See footnotes on page 44.

Directors and Officers

Interested Directors and Principal Officers

Name, (Age), Position(s)	Principal Occupation(s) During Past Five Years, Directorships
held with Fundø	and Other Information

William C. Morris* (68)	Chairman and Director, J. & W. Seligman & Co. Incorporated; Chairman
• Director and Chairman	of the Board and Director or Trustee of each of the investment compa-
of the Board: 1988 to Date	nies of the Seligman Group of Funds†; Chairman and Director, Seligman
• Oversees 61 Portfolios	Advisors, Inc., Seligman Services, Inc. and Carbo Ceramics Inc. (manu-
in Fund Complex	facturer of ceramic proppants for oil and gas industry); Director,
Seligman Data Corp.; and President and Chief Executive Officer of The
Metropolitan Opera Association. Formerly, Director, Kerr-McGee
Corporation (diversified energy and chemical company) and Chief
Executive Officer of each of the investment companies of the Seligman
Group of Funds.

Brian T. Zino* (54)	Director and President, J. & W. Seligman & Co. Incorporated; President,
• Director: 1999 to Date	Chief Executive Officer and, with the exception of Seligman Cash
• President: 1995 to Date	Management Fund, Inc., Director or Trustee of each of the investment
• Chief Executive Officer:	companies of the Seligman Group of Funds†; Director, Seligman
2002 to Date	Advisors, Inc. and Seligman Services, Inc.; and Chairman, Seligman Data
• Oversees 60 Portfolios	Corp. Formerly, Member of the Board of Governors of the Investment
in Fund Complex	Company Institute; and Director (formerly Chairman), ICI Mutual
Insurance Company.

John B. Cunningham (42)	Managing Director and Chief Investment Officer, J. & W. Seligman & Co.
• Vice President and	Incorporated; Vice President and Portfolio Manager of Tri-Continental
Portfolio Manager:	Corporation and Seligman Income and Growth Fund, Inc.; Vice President
2004 to Date	of Seligman Portfolios, Inc. and Portfolio Manager of its Common Stock
Portfolio; and Co-Portfolio Manager of Seligman TargetHorizon ETF
Portfolios, Inc. Formerly, Managing Director, Senior Portfolio Manager of
Salomon Brothers Asset Management.

Eleanor T.M. Hoagland (55)	Managing Director, J. & W. Seligman & Co. Incorporated; and Vice
• Vice President and	President and Chief Compliance Officer of each of the investment com-
Chief Compliance Officer:	panies of the Seligman Group of Funds†.
2004 to Date

Thomas G. Rose (49)	Managing Director, Chief Financial Officer, and Treasurer, J. & W.
• Vice President:	Seligman & Co. Incorporated; Senior Vice President, Finance, Seligman
2000 to Date	Advisors, Inc. and Seligman Data Corp.; and Vice President of each of the investment companies of the Seligman Group of Funds†, Seligman
Services, Inc. and Seligman International, Inc.

____________
See footnotes on page 44.

Directors and Officers

Interested Directors and Principal Officers (continued)

Name, (Age), Position(s)	Principal Occupation(s) During Past Five Years, Directorships
held with Fundø	and Other Information

Lawrence P. Vogel (50)	Senior Vice President and Treasurer, Investment Companies, J. & W.
• Vice President: 1992 to Date	Seligman & Co. Incorporated; Vice President and Treasurer of each of the
• Treasurer: 2000 to Date	investment companies of the Seligman Group of Funds†; and Treasurer,
Seligman Data Corp.

Frank J. Nasta (42)	Director, Managing Director, General Counsel and Corporate Secretary,
• Secretary: 1994 to Date	J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds†; Director and Corporate
Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.; and
Corporate Secretary, Seligman International, Inc. and Seligman Data Corp.

The Fund’s Statement of Additional Information (SAI) includes additional information about Fund directors and is available, without charge, upon request. You may call toll-free (800) 221-2450 in the US or call collect (212) 682-7600 outside the US to request a copy of the SAI, to request other information about the Fund, or to make shareholder inquiries

________

ø

The address for each of the directors and officers is 100 Park Avenue, 8th Floor, New York, NY 10017. Each director serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation, or removal. Each officer is elected annually by the Board of Directors.

†	The Seligman Group of Funds consists of 24 registered investment companies.

*

Messrs. Morris and Zino are considered “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

**	Mr. Maher was appointed to the Board on December 18, 2006.

Member:	1 Audit Committee
2 Director Nominating Committee
3 Board Operations Committee

Required Federal Income Tax
Information (unaudited)

Of ordinary dividends paid to shareholders during the Fund’s fiscal year ended December 31, 2006, 100% is eligible for the dividends received deduction for corporations.

For the fiscal year ended December 31, 2006, the Fund designates 100%, or the maximum amount allowable, of its dividend distributions as qualified dividend income.

Additional Fund Information

Quarterly Schedule of Investments

A complete schedule of portfolio holdings owned by the Fund will be filed with the SEC for the first and third quarters of each fiscal year on Form N-Q, and will be available to shareholders (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US or (ii) on the SEC’s website at www.sec.gov.1 In addition, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Certain of the information contained on the Fund’s Form N-Q is also made available to shareholders on Seligman’s website at www.seligman.com.1

Proxy Voting

A description of the policies and procedures used by the Fund to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov.1 Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.

____________
1 These website references are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this report or the Fund’s prospectuses or statement of additional information.

Go paperless — sign up for E-Delivery at www.seligman. com

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of Seligman Common Stock Fund, Inc., which contains information about the investment objectives, risks, charges, and expenses of the Fund, each of which should be considered carefully before investing or sending money.

EQCS2 12/06

ITEM 2.	CODE OF ETHICS. As of December 31, 2006, the registrant has adopted a code of ethics that applies to its principal executive and principal financial officers.

ITEM 3.

AUDIT COMMITTEE FINANCIAL EXPERT.
 The registrant’s board of directors has determined that Mr. James N. Whitson, a member of its audit committee, is an audit committee financial expert. Mr. Whitson is “independent” as such term is defined in Form N-CSR.

ITEM 4.

PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

		2006	2005
	Audit Fees	$41,170	$39,210
	Audit-Related Fees	–	–
	Tax Fees	2,500	2,350
	All Other Fees	–	–

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Tax fees include amounts related to tax compliance, tax planning, and tax advice.

Aggregate fees billed by the registrant’s principal accountant for the last two fiscal years for non-audit services provided to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is subcontracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

	2006	2005
Audit-Related Fees	$141,710	$124,560
Tax Fees	11,955	8,000
All Other Fees	–	–

Audit-related fees include amounts for (i) attestation services for the registrant’s shareholder service agent; (ii) testing of the registrant’s shareholder service agent’s conversion to a new record-keeping system and (iii) performance of certain agreed-upon procedures relating to certain services performed by the registrant’s distributor. Tax fees include amounts related to tax compliance, tax planning, and tax advice for and an evaluation of certain tax reporting procedures of the registrant’s shareholder service agent.

(e) (1) The Audit Committee is required to preapprove audit and non-audit services performed for the registrant by the principal accountant in order to assure that the provision of such services does not impair the principal accountant’s independence. The Audit Committee also is required to preapprove certain non-audit services performed by the registrant’s principal accountant for the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and certain of the adviser’s affiliates that provide services directly related to the operations and financial reporting of the registrant. Unless a type of service to be provided by the principal accountant has received preapproval, it will require specific preapproval by the Audit Committee.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting.

Notwithstanding the foregoing, under certain circumstances, preapproval of non-audit services of a de minimis amount is not required.

(2) No services included in (b) – (d) above were approved pursuant to the waiver provisions of paragraphs (c)(7)(i)(C) or (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $156,165 and $134,910, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, the audit committee considered whether these services were compatible with maintaining the principal accountant’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS. Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS. Included in Item 1 above.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.
(a) The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

	(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers.

	(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

	(a)(3)	Not applicable.

	(b)	Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN COMMON STOCK FUND, INC.

By:
/S/ BRIAN T. ZINO Brian T. Zino President and Chief Executive Officer

Date:	March 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
/S/ BRIAN T. ZINO Brian T. Zino President and Chief Executive Officer

Date:	March 9, 2007

By:
/S/ LAWRENCE P.VOGEL Lawrence P. Vogel Vice President, Treasurer and Chief Financial Officer

Date:	March 9, 2007

SELIGMAN COMMON STOCK FUND, INC.

EXHIBIT INDEX

(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.